UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2018

Petrolia Energy Corporation

(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-941-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 21, 2018, the Board of Directors of Petrolia Energy Corporation (the “Company”) adopted charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of the Directors (collectively, the “Committees”), copies of which are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively.

On the same date, the Board of Directors appointed the following members of the Board of Directors to the Committees:

Compensation Committee

Chairman: Joel Oppenheim

Member: Saleem Nizami

Audit Committee

Chairman: Leo Womack

Members: Joel Oppenheim and Saleem Nizami

Nominating and Corporate Governance Committee

Chairman: Ivar Siem

Member: Leo Womack

The Board of Directors also adopted the Whistleblower Protection Policy, a copy of which is attached hereto as Exhibit 14.1, on May 21, 2018.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

14.1*	Whistleblower Protection Policy
99.1*	Charter of the Audit Committee
99.2*	Charter of the Compensation Committee
99.3*	Charter of the Nominating and Corporate Governance Committee

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Tariq Chaudhary
Tariq Chaudhary CFO

Date: May 24, 2018

EXHIBIT INDEX

Exhibit No.	Description

14.1*	Whistleblower Protection Policy
99.1*	Charter of the Audit Committee
99.2*	Charter of the Compensation Committee
99.3*	Charter of the Nominating and Corporate Governance Committee

* Filed herewith.